EXHIBIT 10.20






                                 WORKING COPY OF
                             ESKIMO PIE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                             AS OF NOVEMBER 7, 1997


                                    Including
                    1. First Amendment dated November 7, 1997



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                                TABLE OF CONTENTS

                                                                       PAGE








  ARTICLE                                                                PAGE
  -------                                                                ----

             Definition of Terms......................................      1

             Eligibility and Participation............................      3

             Funding..................................................      4

             Stock Purchases..........................................      5

             Holding of Stock.........................................      6

             Vesting..................................................      8

             Distributions of Accounts................................      9

             Death Beneficiary........................................     10

             Plan Administration......................................     11

             Amendment and Termination of the Plan....................     11

             Miscellaneous............................................     12

             Adoption of the Plan.....................................     13



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                             ESKIMO PIE CORPORATION


                          EMPLOYEE STOCK PURCHASE PLAN


                                    ARTICLE I
                               DEFINITION OF TERMS

      The following words and terms as used herein shall have the meaning set forth below, unless a different meaning is clearly required by the context:

      1.1 "ACCOUNT": The account maintained to record a Participant's contributions to the Plan, the Employer's contributions on behalf of the Participant, and the Stock acquired by the Participant pursuant to the Plan, which account shall be divided into the following subaccounts:

      1.1(a) "PARTICIPANT CONTRIBUTION ACCOUNT": This subaccount consists of all contributions by a Participant to the Plan and to Stock or other assets attributable to such contributions.

      1.1(b) "UNVESTED COMPANY CONTRIBUTION ACCOUNT": This subaccount consists of all contributions by the Employer to the Plan on behalf of a Participant and Stock or other assets attributable to such contributions for so long as such amounts are not vested.

      1.1(c) "VESTED COMPANY CONTRIBUTION ACCOUNT": This subaccount consists of all contributions by the Employer to the Plan on behalf of a Participant and Stock or other assets attributable to such contributions after such amounts are vested.

      1.2 "ADMINISTRATOR": The Plan Administrator provided for in ARTICLE IX hereof.

      1.3 "AFFILIATE": Any present or future corporation which would be a "parent corporation" or a "subsidiary corporation" of the Plan Sponsor as those terms are defined in Section 424 of the Code.

      1.4 "BENEFICIARY": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 8.2 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

      1.5 "BOARD": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer.

      1.6 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

      1.7 "COMPENSATION":  An Employee's:

             (i) Regular base salary for salaried employees,

            (ii) Straight time earnings for all hours worked and paid non-work hours, which shall include shift differential, vacation, sick, jury, witness, bereavement and non-worked holiday pay, for hourly employees,

           (iii) Guaranteed commissions for salespersons who are not compensated strictly on a commissioned basis (i.e., who have a guaranteed base), and

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            (iv) Ninety percent (90%) of commissions for salespersons who are compensated strictly on a commissioned basis (i.e., who have no guaranteed base),

payable to the Employee for services as an Eligible Employee, directly from the Employer (but not from any Affiliate which is not a participating employer unless otherwise expressly provided) for a Plan Year, including in any case employee elective salary reduction or similar contributions under a cafeteria plan described in Section 125 of the Code and employee elective salary reduction or similar contributions under a cash or deferred arrangement described in
Section 401(k) of the Code (to the extent not already included therein), and not including in any case any contribution by the Employer to or benefits under this Plan or any other employee benefit or stock purchase plan or trust in connection therewith, nor any amount otherwise paid as compensation but finally determined not to be deductible as compensation in determining the Employer's federal taxable income.

      1.8 "COMPENSATION COMMITTEE": The committee of the Plan Sponsor's Board known as the Compensation Committee, or its successor.

      1.9 "ELIGIBLE EMPLOYEE": Any person who is employed as a common law employee by the Employer, who is customarily employed for at least 5 months in a calendar year and at least 30 hours per week, and who is not a 5% or more owner of the Employer. A 5% or more owner of the Employer is a person who owns stock, and/or holds outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Plan Sponsor (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership).

      1.10 "EMPLOYEE": Any person considered a common law employee of the Employer or any Affiliate.

      1.11 "EMPLOYER": The Plan Sponsor and each other employer now or hereafter executing or adopting the Plan with the consent of the Board as a participating Employer, collectively unless the context otherwise indicates, for as long as it remains a participating Employer; and with respect to any Employee, any one or more of such Employers by which he is at any time employed. The Administrator shall maintain a list of all such Employers who are, from time to time, participating Employers in the Plan.

      1.12 "LEAVE OF ABSENCE": A leave of absence authorized by an Employer. For purposes of participation in the Plan, a leave of absence shall in any event be considered ended on the 91st day thereof unless the person's right to reemployment is guaranteed by law or by contract.

      1.13 "MARKET VALUE": The closing sale price per share of Stock as reported in The Wall Street Journal or other authoritative sources for the day on which the purchase, sale or transfer of Stock is to take place. If such price is not supplied by The Wall Street Journal or other authoritative sources, then the price per share will be determined pursuant to the valuation method or procedure determined by the Compensation Committee or the Administrator of Eskimo Pie in good faith.

      1.14 "PERIOD OF SERVICE": A period of continuous employment as an Employee, including Leaves of Absence. For purposes of determining Periods of Service, the following rules shall apply:

             (i) The Administrator is authorized to treat service with any organization as service with an Affiliate if substantially all the operating assets of that organization are acquired by the Plan Sponsor or an Affiliate.

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            (ii) Service with any organization which becomes an Affiliate shall be considered as service with the Affiliate even though such service occurs before the date the organization becomes an Affiliate, unless otherwise provided by the Administrator.

      1.15 "PARTICIPANT": An Eligible Employee who is eligible and who elects to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof.

      1.16 "PLAN": The Plan as contained herein or duly amended which shall be known as the "Eskimo Pie Corporation Employee Stock Purchase Plan".

      1.17 "PLAN SPONSOR": Eskimo Pie Corporation, a Virginia corporation, or its successor.

      1.18 "PLAN YEAR": The fiscal year of the Plan, which is the calendar year.

      1.19 "STOCK": The common stock, $1.00 par value, of the Plan Sponsor.

      1.20 "VALUATION DATE": The last day of each calendar month or such other date or dates as the Administrator may determine.


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

      2.1    ELIGIBILITY AND DATE OF PARTICIPATION.

      2.1(a) Each Eligible Employee who is credited with a 3 month Period of Service as of the first day of any calendar month shall be eligible to participate in the Plan by making contributions to the Plan for such month. The Administrator is authorized to waive the service requirement in whole or in part from time to time on direction or authorization of the Board for one or more Eligible Employees or classes of Eligible Employees.

      2.1(b) An Eligible Employee who meets the requirements of subparagraph 2.1(a) with respect to a calendar month shall become a Participant by filing an enrollment form with the Administrator on or before the date set therefor by the Administrator, which date normally shall be prior to the first day of the calendar month with respect to contributions made by payroll deduction or prior to the 25th of the calendar month with respect to contributions made by lump sum deposit (or such earlier date or dates as may be required by the Administrator from time to time). The enrollment form shall contain either an authorization for payroll deductions from the Participant's Compensation and/or a lump sum contribution election and may contain such other information as the Administrator may determine.

      2.1(c) An individual who becomes a Participant shall be or remain a Participant for so long as he remains an Eligible Employee who has a payroll deduction authorization in force or a lump sum contribution and purchase request pending and thereafter while he is entitled to future benefits under the terms of the Plan.

      2.2    LEAVE OF ABSENCE.

      2.2(a) For purposes of participation in the Plan, an Eligible Employee on a Leave of Absence shall be deemed to be an Employee for such Leave of Absence and such Employee's employment shall be deemed to have terminated at the end of such Leave of Absence unless the Employee shall have returned to regular

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employment with the Employer at the end of such Leave of Absence. Termination by the Employer of any Employee's Leave of Absence, other than termination of such Leave of Absence on return to employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate the Employee's participation in the Plan and trigger any applicable forfeiture and distribution of Plan benefits.

      2.2(b) If a Participant who is an Eligible Employee goes on a Leave of Absence, the Participant shall have the right to elect (i) to discontinue his contributions to the Plan or (ii) to remain a Participant in the Plan during such Leave of Absence, authorizing deductions to be made from any payments by the Employer to the Participant during such Leave of Absence and retaining the right to make lump sum contributions to the Plan. If the Participant's Leave of Absence ends by his return to employment as an Eligible Employee and he has not elected to discontinue his participation in the Plan, and his payroll deduction were terminated, he must file a new enrollment form to recommence his payroll deduction contributions to the Plan.

      2.2(c) A Participant on a Leave of Absence shall, subject to the election made by the Participant pursuant to subparagraph 2.2(b), continue to be a Participant and to be considered an Eligible Employee for purposes of the Plan so long as he is on continuous Leave of Absence.


                                   ARTICLE III
                                     FUNDING

      3.1       PARTICIPANT PAYROLL DEDUCTION AND LUMP SUM CONTRIBUTIONS.

      3.1(a) At the time a Participant files his enrollment form, he may elect to have deductions made from his Compensation on each payday during the period he is a Participant and an Eligible Employee at a fixed rate of 1% to 100%, inclusive but in whole percentages, or in any dollar amount of his Compensation, subject only to the requirement that the minimum monthly payroll deduction contribution be $20 and to any uniform maximum limitation which the Compensation Committee may impose from time to time for all Participants. Payroll deduction contribution elections are continuing elections. Payroll deduction contributions may only commence as of the first day of a calendar month. A Participant may discontinue, increase, reduce, or restart his payroll deduction contributions to the Plan as of the first day of any calendar month by filing a written notice thereof with the Administrator, with such advance notice as the Administrator may require.

      3.1(b) At the time a Participant files his enrollment form or thereafter while he is an Eligible Employee, he may make an election to make a lump sum contribution, subject only to the requirement that the minimum monthly lump sum contribution be $20 and to any uniform maximum limitation which the Compensation Committee may impose from time to time for all Participants, to the Plan prior to the 25th of the calendar month (or any earlier date the Administrator may require) and in such manner as the Administrator may permit. Lump sum contributions are not continuing elections, and a separate contribution form must be filed for each lump sum contribution.

      3.2 CONTRIBUTIONS BY THE EMPLOYER. The Employer shall make a matching contribution on behalf of each Participant who is employed as an Eligible Employee on the last day of each calendar month equal to 15% (or such lesser percentage, if any, determined by the Compensation Committee from time to time) of the payroll deduction and lump sum contributions made by the Participant for the calendar month. The Employer's contribution shall be made monthly at or shortly after the end of each calendar month.

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      3.3       PARTICIPANT ACCOUNTS.

      3.3(a) All payroll deduction and lump sum contributions made by a Participant shall be credited to his Participant Contribution Account, and all contributions by the Employer on behalf of a Participant shall initially be credited to his Unvested Company Contribution Account under the Plan. A Participant's Account is a bookkeeping account maintained by one or more Employers designated by the Administrator to reflect a Participant's and the Employer's contributions accumulated under the Plan and Stock held for the Participant under the Plan.

      3.3(b) Each Participant's Account shall be appropriately credited for contributions under the Plan and debited for distributions and forfeitures from the Account to the Participant or his Beneficiary.

      3.3(c) The Administrator shall maintain appropriate records to determine the number of whole and fractional shares of Stock maintained in a Participant's Account and the portions thereof which are vested and unvested at any time. In determining Account balances:

             (i) As of each Valuation Date, the Administrator shall allocate to each Participant's Account the number of full shares and the fractional interest (calculated to the second, third or fourth decimal place, as determined by the Administrator) of Stock transferred to or acquired by a Participant's Account and shall decrease the number thereof at the last preceding Valuation Date by the shares or interest sold by, distributed from or otherwise removed from such Account.

            (ii) If the outstanding shares of Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Plan Sponsor through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend or similar transaction, there shall be credited to each affected Account a proportionate number of full and fractional shares of Stock received by the Administrator as a result of such dividend, split or other change based on the number of shares and fraction thereof in such account as of the Valuation Date (or such date as the Administrator may direct) coinciding with or next following the ex-dividend or record date as applicable.

      3.3(d) No interest shall be paid or allowed on any money paid into the Plan or credited to the Account of any Participant.

      3.3(e) The Employer shall not be required to segregate the contributions made by Participants or by it from its own corporate funds.

      3.3(f) Where an error or omission is discovered in the Account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

      3.3(g) Within ninety (90) days after the end of each Plan Year (or more frequently if the Administrator determines) and at the date a Participant's Account becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date of his Account and the vested and unvested interests therein.

      3.4 PLAN COSTS AND EXPENSES. All costs and expenses of the Plan, including brokerage commissions and fees and legal, accounting, recording, custodial and other fees and expenses incurred in the establishment, amendment, administration and termination of the Plan, shall be paid by the Employers from their general assets in such manner and proportions as the Plan Sponsor shall determine.


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                                   ARTICLE IV
                                 STOCK PURCHASES

      4.1 MONTHLY PURCHASE OF STOCK.

      4.1(a) At or as soon as practicable following the end of each calendar month, the Administrator shall use the amount of the cash balance in the Account of each Participant who is then an Employee (whether attributable to contributions by the Participant or the Employer, to dividends or to other sources) to purchase fully paid and non-assessable shares (including fractional shares) of Stock. Stock held in the Plan for a Participant shall not be transferable until it is vested.

      4.1(b) Purchases of Stock may be made on the open market or from the Plan Sponsor (if the Plan Sponsor consents) as determined by the Administrator from time to time or as directed by the Plan Sponsor.

      4.1(c) The purchase price of Stock purchased from the Plan Sponsor shall be equal to its Market Value, except when purchased pursuant to any dividend reinvestment plan (other than this Plan) in which case the purchase price shall be determined pursuant to such dividend reinvestment plan.

      4.2 SHARES AVAILABLE FOR PURCHASE PURSUANT TO THE PLAN.

      4.2(a) The maximum number of shares of Stock which shall be issued under the Plan shall, subject to adjustment upon changes in capitalization of the Plan Sponsor as provided in subparagraph 4.2(c) or any amendment of the Plan, be 50,000.

      4.2(b) If the total cash amount available to purchase Stock at any time exceeds the maximum number of shares remaining available under the Plan, the Administrator shall make a pro rata allocation of the available shares in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of each Participant's Account under the Plan attributable to contributions made by him shall be returned to him, without interest, as promptly as possible.

      4.2(c) If the outstanding shares of Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Plan Sponsor through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend or similar transaction, appropriate and proportionate adjustments may be made by the Administrator in the number and/or kind of shares which are subject to purchase under the Plan. In addition, in any such event, the number and/or kind of shares which may be purchased pursuant to the Plan (as described in subparagraph 4.2(a)) shall also be proportionately adjusted.

      4.4 NON-TRANSFERABILITY OF PURCHASE RIGHTS. A Participant's right to purchase Stock pursuant to the Plan shall not be transferable and shall only be exercisable by the Participant.

      4.5 RESTRICTIONS ON STOCK PURCHASES. The Board may, in its discretion, require as a condition to the purchase of Stock under the Plan and issuance of any shares that the shares of Stock reserved for issuance are registered pursuant to a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective.

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                                    ARTICLE V
                                HOLDING OF STOCK

      5.1 HOLDING AND STATUS OF STOCK PURCHASED UNDER THE PLAN. Shares of Stock purchased under the Plan shall be fully issued and nonassessable, shall either be registered in book entry form in the name of the Participant for whom purchased or held by a custodian appointed by and acting at the direction of the Administrator, and, when issued in certificate form, shall be held in safekeeping by the Administrator or the custodian appointed by the Administrator. Such Stock shall be considered owned by the Participant for all purposes, but such Stock and dividends or securities attributable to such Stock shall be subject to the vesting, forfeiture, holding and distribution provisions of the Plan.

      5.2 DIVIDENDS AND OTHER DISTRIBUTIONS. If the Administrator receives on behalf of a Participant in respect of any Stock held under the Plan:

             (i) Cash dividends, or

            (ii) Other or additional shares of Stock or other securities (by way of dividend or otherwise),

then the Administrator shall use any dividends referred to in clause (i) to purchase additional Stock as provided in paragraph 4.1 and shall hold such additional Stock and any Stock or additional securities referred to in clause
(ii) in book entry registry or cause the same to be held by a custodian as provided in paragraph 5.1. Unless otherwise provided in the Plan such Stock purchased with cash dividends and such securities shall vest at the same time and in the same manner as the vesting of, and shall be subject to the same distributions rules applicable to, the Stock in respect of which such dividends or additional securities were issued.

      5.3 PROXY MATERIALS AND OTHER SHAREHOLDER COMMUNICATIONS. If the Administrator receives on behalf of a Participant in respect of any Stock held under the Plan:

             (i) Options or rights to purchase additional securities of the Plan Sponsor or any other corporation, or

            (ii) Any notice of meeting, proxy statement and proxy for any meeting of holders of Stock (or other securities held under the Plan),

then the Administrator shall forward such items to such Participant, at his or her last address according to the register maintained under the Plan.

      5.4 VOTING.

      5.4(a) Voting rights with respect to Stock (and any other securities of the Employer) held under the Plan and allocated to Participants' Accounts as of the applicable record date shall be passed through to Participants (or if deceased, to their Beneficiaries). When so required to be passed through, such rights which are not so exercised shall not be exercised by the Administrator.

      5.4(b) Whenever voting rights of Stock (or any other securities of the Employer) are passed through to Participants under subparagraph 5.4(a), each Participant (or if deceased, his Beneficiary) shall have the right to direct the manner in which such Stock (or other securities) is to be voted pursuant to clause (i) hereof or to actually or by attorney vote such Stock (or other securities) pursuant to clause (ii) hereof as determined by the Administrator. Within a reasonable time before such voting rights are to be exercised, the

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Administrator shall notify each Participant (or if deceased, his Beneficiary) of the occasion for the exercise of such rights and shall cause to be sent to each such Participant (or if deceased, his Beneficiary entitled to benefits hereunder) all information that the Plan Sponsor or issuer distributes to shareholders (or security holders) regarding the exercise of such rights.

             (i) Unless otherwise determined pursuant to clause (ii) of this subparagraph, any direction made pursuant to this paragraph shall be made in writing on a form provided by the Administrator, executed by the Participant (or if deceased, his Beneficiary), and delivered to the Administrator by 5:00 p.m. of the second day preceding (or such other period as the Administrator may establish) the date such voting rights are to be exercised. To the extent permitted by law, the Administrator shall exercise such rights as directed and shall not exercise such rights which are not so directed.

            (ii) Notwithstanding the foregoing, the Administrator may execute and give each Participant (or if deceased, his Beneficiary) a power of attorney with respect to such Stock (or other securities), and the Participant (or if deceased, his Beneficiary) may then vote such Stock (or other securities) directly or through his attorney. If the Administrator determines to pass through voting rights pursuant to this clause (ii), such Stock (or other securities) which is not voted by Participants (or if deceased, their Beneficiaries) shall not be voted.




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                                   ARTICLE VI
                                     VESTING

      6.1 VESTING OF UNVESTED COMPANY CONTRIBUTION ACCOUNT AT RETIREMENT, DEATH OR DISABILITY.

      6.1(a) Upon a Participant's terminating employment with the Employer either:

             (i) After attaining age 65 (normal or delayed retirement),

            (ii) After reaching age 55 and then being credited with at least a 10 year Period of Service (early retirement),

           (iii) On account of his disability, or

            (iv) On account of his death,

the Unvested Company Contribution Account of such Participant shall be fully vested and non-forfeitable.

      6.1(b) For purposes of the Plan, "disability" means the Participant's inability, because of a physical or mental impairment, either to perform the duties of his customary employment or to engage in any gainful activity for an indefinite period. The determination of disability shall be made by the Administrator, on the advice of one or more physicians appointed or approved by the Administrator if deemed necessary or advisable by the Administrator, and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant's physical condition. The Administrator shall have the right to require such proof of disability as it deems appropriate, and failure by the Employee to provide such proof, and submit to such examinations, as may be required by the Administrator shall result in the determination that the Participant is not disabled for purposes of the Plan.

      6.2 VESTING OF UNVESTED COMPANY CONTRIBUTION ACCOUNT AT OTHER TIMES. At all times when a Participant's Unvested Company Contribution Account is not fully vested under paragraph 6.1, vesting shall occur as follows:

             (i) Stock purchased with contributions to the Plan and held in the Unvested Company Contribution Account shall be fully vested and non-forfeitable at the December 31 of the calendar year immediately following the calendar year for which the contributions were made to the Plan provided the Participant has continuously remained an Employee from the month of contribution to such December 31.

            (ii) Stock purchased with dividends or attributable to a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend or similar transaction shall be fully vested and non-forfeitable when the underlying Stock with respect to which such dividends were paid or additional stock issued vests.

           (iii) Notwithstanding the foregoing, all Stock held in the Unvested Company Contribution Account of a Participant who is an Employee at the date of the complete termination of the Plan shall be fully vested and non-forfeitable.

            (iv) Notwithstanding the foregoing, if the Compensation Committee so decides in its sole discretion, all Stock held in the Unvested Company Contribution Account of a Participant who is an Employee at the date of a change in control (as determined by the Compensation Committee) of the Plan Sponsor shall be fully vested and non-forfeitable.

      6.3 TRANSFER OF AMOUNTS FROM UNVESTED COMPANY CONTRIBUTION ACCOUNT TO VESTED COMPANY CONTRIBUTION ACCOUNT AT VESTING. When amounts in a Participant's Unvested Company Contribution Account vest, they shall be transferred to the Participant's Vested Company Contribution Account for recordkeeping purposes.

      6.4 VESTING OF PARTICIPANT CONTRIBUTION ACCOUNT AND VESTED COMPANY CONTRIBUTION ACCOUNT. The Participant Contribution Account and the Vested Company Contribution Account of a Participant shall be fully vested and non-forfeitable at all times.

      6.5 FORFEITURES.

      6.5(a) If a Participant ceases to be an Employee and his entire Unvested Company Contribution Account does not thereby become vested, then his Unvested Company Contribution Account shall be forfeited to the Employer.

      6.5(b) No Participant shall make an election under Section 83(b) of the Code to be taxed on any Stock purchased under the Plan at the time of purchase. If such an election has been made, the Participant shall forfeit the purchased Stock for which such election was made.


                                   ARTICLE VII
                            DISTRIBUTION OF ACCOUNTS

      7.1 VOLUNTARY WITHDRAWALS.

      7.1(a) By written notice to the Administrator, a Participant may at any time elect to withdraw all or part of his Stock in his Vested Company Contribution Account and his Participant Contribution Account.

      7.1(b) If a Participant withdraws all or part of his Stock in his Participant Contribution Account which is attributable to his contributions made in the current or immediately preceding calendar year (determined at the date of the withdrawal):

             (i) He may not make contributions to the Plan until the calendar year following the calendar year of the withdrawal, and

            (ii) He shall be deemed to terminate employment with the Employer for purposes of determining his vesting and forfeiture of his Unvested Company Contribution Account.

A Participant's withdrawal of Stock in his Participant Contribution Account which is attributable to his contributions made in any calendar year which precedes the year of withdrawal by at least two years shall not have any effect upon his eligibility to participate or vesting under the Plan.

      7.1(c) Withdrawals will be considered made first from account balances which do not result in forfeiture and suspension from participation.

      7.2 TERMINATION OF EMPLOYMENT. Upon termination of the Participant's employment as an Employee for any reason (including retirement, death or disability), whether voluntarily or involuntarily, the vested balance in the Participant's Account shall be distributed to him or, if he is deceased, to his Beneficiary as soon as reasonably possible after his termination of employment.

      7.3 DISTRIBUTION RULES.

      7.3(a) All distributions of a Participant's vested Account held in Stock shall be made to the Participant or his Beneficiary by the transfer of either cash or the issuance in certificate form of whole shares of Stock and cash in lieu of a fractional share, as follows:

             (i) If the number of shares which would otherwise be distributed is less than ten (10) (as adjusted automatically from time to time to reflect Stock dividends or splits or other capitalization changes occurring after March 31, 1997), payment shall be made entirely in cash.

            (ii) If the number of shares to be distributed is at least ten (10) (as adjusted automatically from time to time to reflect Stock dividends or splits or other capitalization changes occurring after March 31, 1997), payment shall be made in whole shares and cash in lieu of a fractional share.

           (iii) Any whole shares of Stock which are converted to cash for payment purposes shall be disposed of at or about the time of distribution either on the open market or by sale to the Plan Sponsor at Market Value or transfer at Market Value to other Participants' accounts, as directed by the Administrator.

      7.3(b) All distributions of a Participant's vested Account other than the portion held and distributable in Stock shall be made in cash.


                                  ARTICLE VIII
                                DEATH BENEFICIARY

      8.1 DISPOSITION OF PLAN BENEFITS AFTER DEATH. Upon the death of a Participant and upon receipt by the Administrator of proof of the Participant's death and the determination and identity of the Participant's Beneficiary, the Administrator shall deliver such Stock and/or cash to such Beneficiary as is due under the Plan.

      8.2 BENEFICIARY DESIGNATION.

      8.2(a) Each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator.

      8.2(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then his surviving children, including adopted children, in equal shares, or if none, then his surviving parents in equal shares, or if none, then his estate shall be deemed to be his Beneficiary.

      8.2(c) Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary shall be entitled to disclaim any benefit otherwise payable to him under the Plan.

                                   ARTICLE IX
                               PLAN ADMINISTRATION

      9.1 APPOINTMENT OF PLAN ADMINISTRATOR. The person serving as Vice President and Treasurer of the Plan Sponsor from time to time shall serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan.

      9.2 AUTHORITY OF ADMINISTRATOR.

      9.2(a) Subject to the express provisions of the Plan, the Administrator shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem appropriate. The Administrator's determination on the foregoing matters shall be conclusive.

      9.2(b) The Administrator shall exercise its power and authority in its discretion. It is intended that a court review of the Administrator's exercise of its power and authority with respect to matters relating to the Plan, including eligibility for participation in and benefits of, Participants and Beneficiaries shall be made only on an arbitrary and capricious standard.

      9.2(c) The Administrator may delegate some or all of its duties and responsibilities, except where prohibited by the Compensation Committee, to persons who may are may not be Employees. The delegation permitted under this subparagraph includes utilizing a custodian to hold Stock and a recordkeeper to maintain the Plan's Accounts. Any written agreement regarding delegation shall specifically set forth the duties and responsibilities so delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

      9.2(d) The Administrator, and any delegate named pursuant to subparagraph 9.2(c), may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan. All compensation and expenses of such agents and counsel shall be considered an expense of the Plan.

      9.2(e) No person serving as the Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation in the Plan as an individual. Such action shall be taken by the Plan Sponsor (through other than the Participant in question).


                                    ARTICLE X
                        AMENDMENT AND TERMINATION OF PLAN

      10.1 AMENDMENT AND TERMINATION.

      10.1(a) The Plan may be amended or terminated in whole or in part at any time by action of the Board, provided that no amendment or termination shall adversely affect the rights of a Participant to Plan benefits attributable to his then Account balance.

      10.1(b) A complete termination of the Plan for purposes of clause (iii) of subparagraph 6.2 means both the termination of the contributions to Plan and a direction by the Board to vest and distribute all Account balances. If no such direction by the Board to vest and distribute all Account balances is given, the Plan shall continue to operate (subject to limits in the Plan on the purchase of Stock under the Plan) and the rules pertaining to vesting and forfeiture of Accounts shall continue to be imposed.

      10.2 TERMINATION EVENTS WITH RESPECT TO EMPLOYERS OTHER THAN THE PLAN SPONSOR.

      10.2(a) The Plan shall terminate with respect to any Employer other than the Plan Sponsor, and such Employer shall automatically cease to be a participating Employer in the Plan and its employees shall cease to be considered Eligible Employees, upon the happening of any of the following events:

             (i) Action by its Board or the Board terminating the Plan as to it and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator and the Plan Sponsor.

            (ii) Its ceasing to be an Affiliate.

      10.2(b) Notwithstanding the foregoing provisions of this ARTICLE X, the merger or liquidation of any Employer into any other Employer or the consolidation of two (2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.


                                   ARTICLE XI
                                  MISCELLANEOUS

      11.1 GOVERNING LAW. The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law preempting the same.

      11.2 EMPLOYMENT RIGHTS. Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest under the Plan other than as herein provided.

      11.3 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

      11.4 CONCLUSIVENESS OF EMPLOYER RECORDS. The records of the Employer with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

      11.5 ALIENATION. Except as may be provided in the Plan in the event of a Participant's death, no Account balance and no right to purchase Stock granted hereunder shall be subject in any manner to alienation, whether by voluntarily or involuntarily, by sale, anticipation, transfer, assignment, pledge, encumbrance, garnishment, attachment, execution or levy of any kind. Any such attempted assignment shall be without effect, except that the Administrator may in its discretion treat such act, where applicable, as an election to cease participation and withdraw Plan benefits in accordance with paragraph 7.1.

      11.6 NOTICES AND ELECTIONS.

      11.6(a) Except as provided in subparagraph 11.6(b), all notices required to be given in writing and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice, election, consent or application by a Participant or Beneficiary, unless executed by the Participant or Beneficiary (or his legal representative) giving such notice or making such election, consent or application.

      11.6(b) The Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.

      11.7 DELEGATION OF AUTHORITY. Whenever the Plan Sponsor or any Employer is permitted or required to perform any act, such act may be performed by its Chief Executive Officer, its President, its Vice President and Treasurer or its Board of Directors or by any person duly authorized by any of the foregoing.

      11.8 PURPOSE AND CONSTRUCTION. The Plan is intended to provide a method whereby Eligible Employees of the Plan Sponsor and other Employers have an opportunity to acquire a proprietary interest in the Plan Sponsor through the purchase of shares of Stock. It is intended that the Plan be a restricted stock plan for purposes of Section 83 of the Code and that the Plan satisfy the requirements of Sections 423(b)(3) and (5) of the Code even though the Plan is not intended to be an "employee stock purchase plan" otherwise described in
Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of
Section 83 of the Code and Sections 423(b)(3) and (5) of the Code.


                                   ARTICLE XII
                              ADOPTION OF THE PLAN

      12.1 ESTABLISHMENT AND EFFECTIVENESS OF THE PLAN. The Plan shall become effective as of May 1, 1997.

      12.2 ADOPTION BY ADDITIONAL EMPLOYERS. Any corporation (other than Eskimo, Inc. and Sugar Creek Foods, Inc. which be participating Employers as of the effective date of the Plan) which is an Affiliate and which, with the consent of the Board and the approval of its Board of Directors, desires to adopt the Plan may do so by executing the Plan as a participating Employer or by executing an adoption agreement in a form authorized by the Administrator.

                             ESKIMO PIE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                 Execution Page


      IN WITNESS WHEREOF, the Plan Sponsor, pursuant to the resolution duly adopted by its Board of Directors, has caused its name to be signed to this Plan by its duly authorized officer with its corporate seal hereunto affixed and attested by its Secretary or Assistant Secretary, as of the day and year below written, and each other currently participating Employer has caused its name to be signed to this Plan by its duly authorized officer with its corporate seal hereunto affixed and attested by its Secretary or Assistant Secretary.


Date:   4-10-97                         Eskimo Pie Corporation,
     -----------------                  Plan Sponsor and participating Employer


                                        By:  s/ Thomas M. Mishoe, Jr.     (SEAL)
                                           -------------------------------------
                                        Its  Vice President, Treasurer & CFO
                                             -----------------------------------
Attest:

      s/  Robert R. Staples
---------------------------
Its   Assistant Secretary
    ----------------------
Date     4-10-97                        Eskimo, Inc., participating Employer
    ----------------------

                                        By:  s/ Thomas M. Mishoe, Jr.     (SEAL)
                                           -------------------------------------
                                        Its  Vice President, Treasurer and CFO
                                            ------------------------------------

Attest:

      s/  Robert R. Staples
---------------------------
Its   Assistant Secretary
    -----------------------
Date:    4-10-97                        Sugar Creek Foods, Inc., participating
     ----------------------             Employer

                                        By:  s/ Thomas M. Mishoe, Jr.     (SEAL)
                                            ------------------------------------
                                        Its  Vice President, Treasurer and CFO
                                             -----------------------------------

Attest:

      s/  Robert R. Staples
---------------------------
Its   Assistant Secretary
   ------------------------